UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  April 6, 2011

BELLA PETRELLA’S HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Florida	333-169145	27-0645694
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 South Edison Avenue, Tampa, FL 33606
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 813-258-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following changes in executive management were made, effective April 8, 2011:

Name	New Position	Former Position

Joseph Petrella, III	Vice President for Retail Sales	Vice President – Sales & Marketing

Kenneth L. Shartz	Vice President for Institutional Sales	President

The Office of President will remain vacant until further action of the board of directors.  John V. Whitman, Jr. continues in the position of Chief Executive Officer, which will cover the duties of both the Office of President and Chief Operating Officer.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On April 6, 2011, we issued the press release attached as Exhibit 99.1 which announces receipt of our trading symbol issued by FINRA –“BTHR”.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press Release issued April 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELLA PETRELLA’S HOLDINGS, INC.

/s/ John V. Whitman, Jr.
John V. Whitman, Jr.
Chief Executive Officer

April 8, 2011